UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 14, 2026
(Date of earliest event reported)

Roku, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38211	26-2087865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1173 Coleman Ave, San Jose, California
(Address of principal executive offices)
95110
(Zip Code)

(408) 556-9040
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROKU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, on June 14, 2026, Roku, Inc. (“Roku”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Fox Corporation, a Delaware corporation (“FOX”), Falcon Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of FOX (“Merger Sub 1”) and Falcon Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of FOX (“Merger Sub 2”), pursuant to which, subject to the terms and conditions of the Merger Agreement, (i) Merger Sub 1 will merge with and into Roku (the “First Merger”), with Roku continuing as the surviving corporation (the “Surviving Corporation”) and becoming a wholly owned subsidiary of FOX, and (ii) immediately following the First Merger, and as the second step in a single integrated transaction with the First Merger, the Surviving Corporation will merge with and into Merger Sub 2 (the “Second Merger”), with Merger Sub 2 continuing as the surviving entity and as a wholly owned subsidiary of FOX (the “Mergers”). Capitalized terms used but not defined herein have the meanings specified in the Merger Agreement.

On October 14, 2026, Roku held a special meeting of stockholders via a live webcast (the “Special Meeting”). At the Special Meeting, Roku’s stockholders voted on certain proposals, each of which is described in more detail in Roku’s joint proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on September 1, 2026. The following is a brief description of each matter voted on and the certified results, including the number of votes cast for or against, and the number of abstentions, with respect to each proposal before the Special Meeting.

1.	Stockholders voted to adopt the Merger Agreement and the transactions contemplated thereby, including the Mergers (the “Merger Proposal”).

The voting results were as follows:

Votes For	Votes Against	Abstentions	Percentage of Votes Outstanding in Favor
241,044,988	502,927	511,598	81.5%

2.
Stockholders approved, on an advisory basis, the compensation that may be paid or become payable to the named executive officers of Roku that is based on or otherwise in connection with the transactions contemplated by the Merger Agreement (the “Merger Related Compensation Proposal”).

The voting results were as follows:

Votes For	Votes Against	Abstentions	Percentage of Votes Present in Favor
240,438,251	864,190	757,072	99.3%

3.
In connection with the Special Meeting, Roku also solicited proxies with respect to a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes for the approval of the Merger Proposal at the time of the Special Meeting (the “Adjournment Proposal”). The Adjournment Proposal was rendered moot in light of the approval of the Merger Proposal, and so a vote on the Adjournment Proposal was not held at the Special Meeting.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements are based on FOX’s and Roku’s current expectations, estimates and projections about the expected date of closing of the Mergers and the other transactions contemplated by the Merger Agreement (the “Transactions”) and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by FOX and Roku, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control and are not guarantees of future results, such as statements about the consummation of the Transactions and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the Transactions or to make or take any filing or other action required to consummate the Transactions in a timely manner or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transactions on anticipated terms and timing, including obtaining regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of FOX’s and Roku’s businesses and other conditions to the completion of the Transactions; (ii) failure to realize the anticipated benefits of the Transactions, including as a result of delay in completing the transaction or integrating the businesses of FOX and Roku; (iii) FOX’s and Roku’s ability to implement their business strategies; (iv) pricing trends; (v) litigation relating to the Transactions that has been or could be instituted against FOX, Roku or their respective directors; (vi) the risk that disruptions from the Transactions will harm FOX’s or Roku’s business, including current plans and operations; (vii) the ability of FOX or Roku to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transactions; (ix) uncertainty as to the long-term value of FOX’s common stock; (x) legislative, regulatory and economic developments affecting FOX’s and Roku’s businesses; (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which FOX and Roku operate; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transactions that could affect FOX’s or Roku’s financial performance; (xiv) restrictions during the pendency of the Transactions that may impact FOX’s or Roku’s ability to pursue certain business opportunities or strategic transactions; and (xv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as FOX’s and Roku’s response to any of the aforementioned factors. These risks, as well as other risks associated with the Transactions, are more fully discussed in the final prospectus filed by FOX with the SEC on September 1, 2026 and the definitive proxy statement filed by Roku with the SEC on September 1, 2026 (together with the final prospectus, the “Joint Proxy Statement/Prospectus”), as well as in the following periodic reports filed with the SEC: (a) the Annual Report on Form 10-K of Fox Corporation for the fiscal year ended June 30, 2026, filed with the SEC on August 6, 2026; and (b) the Quarterly Report on Form 10-Q of Roku, Inc. for the quarter ended June 30, 2026, filed with the SEC on August 6, 2026. While the lists of factors presented here, in the Joint Proxy Statement/Prospectus, and in the foregoing periodic reports are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on FOX’s or Roku’s consolidated financial condition, results of operations or liquidity. Neither FOX nor Roku assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roku, Inc.

	By:	/s/ Christy Lillquist
Christy Lillquist
Vice President, Deputy General Counsel, and Corporate Secretary

Date: October 14, 2026